Exhibit 10.4

FORM OF GREENVISION ACQUISITION CORP.

SUBSCRIPTION LETTER

Dated as of September 19, 2019

Re:	GreenVision Acquisition Corp.

Subscription Agreement for Private Shares and Warrants

Ladies and Gentlemen:

GreenVision Acquisition Corp., a Delaware corporation (“Corporation”), is a blank check Corporation (as defined under the Securities Act of 1933, as amended) formed for the purpose of acquiring one or more businesses or entities (a “Business Combination”). The Corporation intends to register its securities under the Securities Act of 1933, as amended (“Securities Act”), in connection with its initial public offering (“IPO”) underwritten through I-Bankers Securities Inc. as representative of the underwriters. The Corporation currently anticipates selling units (“Units”) of the Corporation in the IPO, each comprised of one share of common stock, par value $0.00001 per share, of the Corporation (“Common Stock”), one warrant (“Warrant”) to purchase one share of Common Stock and one right to receive one-tenth (1/10th) of a share of Common Stock.

GreenVision Capital Holdings LLC as the undersigned purchaser or intended purchaser, has purchased, effective as of September 13, 2019, 1,437,500 shares of Common Stock of the Corporation (“Private Shares”) for a purchase price of $25,000 payable by wire transfer of funds to the account of the Corporation. It is anticipated that the IPO will consist of the offer and sale of 5,000,000 Units for gross proceeds of $50,000,000, with an over-allotment option for an additional 750,000 Units (for an additional $5,750,000 of gross proceeds). The Private Shares are intended to represent 20% of the total number of issued and outstanding shares of Common Stock of the Corporation upon the consummation of the IPO if the over-allotment option is exercised in full by the underwriters; provided that if (i) the over-allotment option is not exercised in full by the underwriters, the total number of the Private Shares shall be decreased in proportion to the percentage of the over-allotment option actually exercised by the underwriters such that the Private Shares shall still represent 20% of the total number of issued and outstanding shares of Common Stock of the Corporation upon the consummation of the IPO, and (ii) the undersigned hereby agrees that any Private Shares issued to the undersigned (or its designees) exceeding 20% of the total number of issued and outstanding shares of Common Stock of the Corporation upon the consummation of the IPO will be cancelled by the Corporation.

In connection with the formation and initial capitalization of the Corporation, and to effectuate the IPO upon terms acceptable to the underwriters, the undersigned hereby agrees that the Private Shares shall be subject to the following terms and conditions, and that the undersigned, GreenVision Capital Holdings LLC, is also agreeing to purchase warrants of the Corporation upon the terms described herein.

Initial Purchase of Shares

The undersigned has purchased, on September 13, 2019, 1,437,500 shares of Common Stock of the Corporation (“Private Shares”) for a purchase price of $25,000 payable by wire transfer of funds to the account of the Corporation. By this agreement, the Corporation is hereby instructed to issue the shares as follows:

30,000 shares to He Yu;

30,000 shares to Jonathan Intrater; and

1,377,500 to GreenVision Capital Holdings LLC

The Private Shares will be identical to the shares of Common Stock to be sold in the IPO except as to be described in the Corporation’s registration statement filed under the Securities Act of 1933, as amended, in connection with the IPO (“Registration Statement”) or below.

The Private Shares will be identical to the shares of Common Stock to be sold by the Corporation in the IPO, except that:

●	the Private Shares (i) will not be redeemable by the Corporation and (ii) may be exercised for cash or on a cashless basis, as described in the Registration Statement, in each case so long as they are held by the undersigned or any of its permitted transferees;

●	the undersigned agrees not to seek conversion, or seek to sell any shares underlying the Private Shares in any tender offer, in connection with any proposed Business Combination;

●	the Private Shares and underlying securities will not be transferable by the undersigned until the consummation of a Business Combination (subject to certain exceptions as described in the Registration Statement);

●	the Private Shares will be subject to customary registration rights, pursuant to a registration rights agreement on terms agreed upon by the Corporation and the Underwriters to be filed as an exhibit to the Registration Statement;

●	the undersigned will not participate in any liquidation distribution with respect to the Private Shares or the underlying securities (but may participate in liquidation distributions with respect to any units or shares of Common Stock purchased by the undersigned in the IPO or in the open market after the IPO) if the Corporation fails to consummate a Business Combination; and

●	the Private Shares will include any additional terms or restrictions as is customary in other similarly structured blank check Corporation offerings or as may be reasonably required by the Underwriters in the IPO in order to consummate the IPO, each of which will be set forth in the Registration Statement.

The undersigned acknowledges and agrees that it will execute any additional agreements in form and substance typical for transactions of this nature necessary to effectuate the foregoing agreements and obligations prior to the consummation of the IPO as are reasonably acceptable to the undersigned, including but not limited to (i) an insider letter, (ii) an escrow agreement and (iii) a registration rights agreement.

Purchase of Warrants

Further, assuming that the IPO is consummated, the undersigned, on behalf of itself and its affiliates and designees, hereby irrevocably commits and subscribes for the purchase of warrants (“Private Warrants”). The Corporation acknowledges and agrees that the Private Warrants may be purchased by the undersigned or its designees, and the undersigned shall notify the Corporation of the name, address and other information related to any designees at least five (5) days prior to the date of purchase.

The Corporation and the undersigned acknowlege and agree that Private Warrants will be issued in a private placement to be completed simultaneously with the IPO pursuant to an exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended, in an amount of $2,100,000, based upon a price of $1.00 per Private Warrant. The Private Warrants will have an exercise price of $11.50 per share and have an exercise term which is the same as the Warrants sold in the IPO.

The undersigned agrees (on behalf of itself and any designee) that so long as the Private Warrants are still held by the undersigned (or its affiliates or designees as initial purchasers)

●	the Corporation shall not allow the holders to redeem such Private Warrants;

●	the Corporation shall not allow the holders to exercise such Private Warrants on a cashless basis (even if a registration statement covering the shares of Common Stock issuable upon exercise of such Private Warrants is not effective).

●	the undersigned will not participate in any liquidation distribution with respect to the Private Warrants or the underlying securities (but may participate in liquidation distributions with respect to any units or shares of Common Stock purchased by the undersigned in the IPO or in the open market after the IPO) if the Corporation fails to consummate a Business Combination; and

●	the Private Warrants will include any additional terms or restrictions as is customary in other similarly structured blank check Corporation offerings or as may be reasonably required by the underwriters in the IPO in order to consummate the IPO, each of which will be set forth in the Registration Statement.

Notwithstanding the foregoing, once any of the Private Warrants are transferred from the initial purchasers, the prohibitions and limitations set forth above shall no longer be applicable.

The Corporation and the undersigned further agree that because the Private Warrants will be issued in a private securities transaction, the holders and their transferees shall be allowed to exercise the Private Warrants for cash even if a registration statement covering the underlying shares of common stock issuable upon exercise of such Private Warrants is not effective and the holders or their transferees shall receive unregistered shares of common stock.

General Terms and Conditions

The undersigned hereby represents and warrants that, as applicable:

(a)	it has been advised that the Private Shares and Private Warrants and the underlying securities have not been registered under the Securities Act;

(b)	it is acquiring the Private Shares and Private Warrants and the underlying securities for its account for investment purposes only;

(c)	it has no present intention of selling or otherwise disposing of the Private Shares, Private Warrants or the underlying securities in violation of the securities laws of the United States;

(d)	it is an “accredited investor” as defined by Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended;

(e)	it has had both the opportunity to ask questions and receive answers from the officers and directors of the Corporation and all persons acting on its behalf concerning the terms and conditions of the offer made hereunder;

(f)	it is familiar with the proposed business, management, financial condition and affairs of the Corporation;

(g)	it has full power, authority and legal capacity to execute and deliver this letter and any documents contemplated herein or needed to consummate the transactions contemplated in this letter; and

(h)	this letter constitutes a legal, valid and binding obligation, and is enforceable against each of the purchaser, GreenVision Capital Holdings LLC and the Corporation and any permitted designee or transferee.

This letter shall be governed by and construed under the laws of the State of Delaware.

GreenVision Capital Holdings LLC

By:
Name:	Zhigeng Fu
Title:	Manager/Member

Address:	No. 10-37C, Lane One, Weifang West Road
Pudong District, Shanghai 200122
PRC China

Accepted and Agreed:

GreenVision Acquisition Corp.

By:
Name:	Qi Ye
Title:	Chief Financial Officer

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